SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 11, 2002


                             PS BUSINESS PARKS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


        California                     1-10709                95-4300881
        ----------                     -------               ----------
(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                   Identification Number)


               701 Western Avenue, Glendale, California 91201-2397
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (818) 244-8080
                                                           --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

Reference is made to the Company's press released dated September 9, 2002, a copy of which is attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits
         --------

         99.1    Press release dated September 9, 2002.

         99.2 Employment agreement dated September 6, 2002 with Joseph D. Russell, Jr. as President.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         PS BUSINESS PARKS, INC.


Date:  September 11, 2002                                  By: /s/ Jack Corrigan
                                                               -----------------
                                                                   Jack Corrigan
                                      Vice President and Chief Financial Officer